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                                                                    EXHIBIT 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 1 to the Registration Statement on Form S-8 (No. 333-99945) of our report dated July 26, 2002 relating to the financial statements of Acres Gaming Incorporated (the "Company") as of and for the year ended June 30, 2002, which appear in the Company's Annual Report on Form 10-K for the year ended June 30, 2002.

PricewaterhouseCoopers LLP

Las Vegas, NV
January 16, 2003